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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2005

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing
           Rule or Standard; Transfer of Listing.


Research Frontiers Incorporated received a letter from The NASDAQ Stock Market on July 5, 2005, indicating that the Company's market value of listed securities is below the minimum $50 million requirement for continued listing on the NASDAQ National Market System. The letter states that if the Company's market value of listed securities does not exceed $50 million for a minimum of 10 consecutive business days prior to August 4, 2005, NASDAQ will notify the Company that the Company's securities will be delisted from the NASDAQ National Market.

Research Frontiers received a Staff Determination Letter on August 8, 2005 indicating that Research Frontiers common stock is no longer eligible for continued listing on the Nasdaq National Market System because the market value of the Company's listed securities was below the minimum
$50 million requirement for continued listing on the NASDAQ National Market System under Nasdaq Marketplace Rule 4450(b)(1)(A) .

Research Frontiers is filing a request for a hearing before the Nasdaq Listing Qualifications Panel to appeal the Staff Determination Letter. There can be no assurance that the Panel will grant the Company's request for continued listing. While the appeals process is underway, the delisting process will be stayed, and the Company's common stock will continue to trade on the Nasdaq National Market under the symbol "REFR" until the panel makes a final decision. If the appeal by Research Frontiers is unsuccessful, the Company will apply to transfer the listing of its common stock to the Nasdaq SmallCap Market where it previously traded. Research
Frontiers currently meets the requirements for listing on the Nasdaq
SmallCap Market.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Research Frontiers Press Release Dated August 12, 2005



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: August 12, 2005

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President